Exhibit 32.2
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF
2002
I,

Kofi

A. Bruce,

Chief Financial

Officer

of General

Mills, Inc.

(the

“Company”),

certify,

pursuant

to

Section 906

of the

Sarbanes-
Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the

Annual Report

on Form 10-K

of the

Company for

the fiscal

year ended

May 28,

2023 (the

“Report”), fully

complies with
the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of

1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information

contained in the

Report fairly

presents, in all

material respects,

the financial

condition and

results of operations
of the Company.
Date:

June 28, 2023
/s/ Kofi A. Bruce

Kofi A. Bruce
Chief Financial Officer